SECOND AMENDMENT TO
CORPORATE GUARANTY

This Second Amendment to Corporate Guaranty (the "Amendment") is made and entered into on October 8, 2008, by and between Charles Hill Drilling, Inc. (the "Guarantor") and HD Special-Situations, LP (the "Lender").

A. The Guarantor and the Lender have previously entered into (i) a Subsidiary Guaranty dated May 20, 2008 (the "Guaranty"), in connection with an aggregate of $1,500,000 in loans from the Lender to Knight Energy Corp. (the "Debtor") and (ii) an Amendment to Corporate Guaranty dated July 3, 2008, in connection with an additional $2,500,000 loan from the Lender to the Debtor.

B. Pursuant to Section 3(c) of the Guaranty, the Guarantor and the Lender now desire to further amend the Guaranty as set forth herein in order for it to apply to a new 15% Senior Secured Promissory Note in the principal amount of $4,250,000 being issued by the Debtor to the Lender concurrently herewith in replacement of the $2,500,000 15% Senior Secured Promissory Note, the $1,000,000 15% Senior Secured Promissory Note, the $400,000 15% Senior Secured Promissory Note and the $100,000 15% Senior Secured Promissory Note previously issued by the Debtor to the Lender.

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1. **Amendment to Recital A.** Recital A of the Guaranty, as amended, is hereby deleted in its entirety and replaced with the following:

> "A. The Lender has advanced an aggregate of $4,250,000 (the "Loan") to Knight Energy Corp. (the "Debtor"), to be repaid pursuant to the Debtor's 15% Senior Secured Promissory Note (the "New Note"). All references in this Guaranty to a "Note" or the "Notes" shall mean the New Note."

2. **Ratification of Remaining Terms**. Except as expressly set forth in this Amendment, all of the terms and provisions of the Guaranty, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized persons on the date first written above.

HD SPECIAL-SITUATIONS, LP

By: ______________________________
Title: ____________________________

CHARLES HILL DRILLING, INC.

By: ______________________________
Title: ____________________________

By: ______________________________
Title: ____________________________